EXHIBIT 99.1

MULTIMEDIA PLATFORMS, LLC

AUDITED FINANCIAL STATEMENTS

FOR THE YEARS ENDED

DECEMBER 31, 2014 AND 2013

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BAUM & COMPANY, P.A.

Certified Public Accountants

1688 Meridian Avenue, Suite 504

Miami Beach, Florida  33139

(954) 752-1712

Report of Independent Registered Public Accounting Firm

To the Members of

Multimedia Platforms, LLC

Fort Lauderdale, Florida 33139

We have audited the accompanying balance sheets of Multimedia Platforms, LLC .( A Florida Limited Liability Corporation ) (the “Company”) as of December 31, 2014 and 2013, and the related statements of operations, changes in members capital , and cash flows for each of the years in the two-year period ended December 31, 2014. management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Multimedia Platforms, LLC .( A Florida Limited Liability ) as of December 31, 2014 and 2013, and the results of its operations and its cash flows for each of the years in the two-year period ended December 31, 2014 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has suffered recurring losses from operations and has a significant amount of accumulated deficit that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Baum & Company PA

Miami Beach, FL

May 1, 2015

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MULTIMEDIA PLATFORMS, LLC

BALANCE SHEETS

	December 31,	December 31,
	2014	2013
ASSETS

CURRENT ASSETS:
Cash	$6,929	$-
Accounts receivable	38,866	21,688
Total Current Assets	45,795	21,688

Total Assets	$45,795	$21,688

LIABILITIES AND MEMBER'S CAPITAL

CURRENT LIABILITIES:
Accounts payable and accrued expenses	$104,161	$41,004
Bank overdraft	-	5,065
Loan payable - related party	116,175	116,175
Due to related parties	195,575	-
Total Current Liabilities	$415,911	$162,244

Total Liabilities	415,911	162,244

MEMBER'S CAPITAL:
Member's capital - accumulated deficit	(370,116)	(140,556)

Total Member's Capital	(370,116)	(140,556)
	$45,795	$21,688

The accompanying notes are an integral part of these financial statements

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MULTIMEDIA PLATFORMS, LLC

STATEMENTS OF OPERATIONS

	For the Years Ended
	December 31
	2014	2013

Revenues	$642,586	$665,615

Cost of sales	355,841	317,226

Gross profit	286,745	348,389

Operating expenses:
Selling and marketing	31,373	11,071
Compensation	176,518	156,876
Professional fees	81,467	56,391
Professional fees - related parties	51,637	20,381
General and administrative expenses	175,310	170,738
Total operating expenses	516,305	415,457

Net income (loss)	$(229,560)	$(67,068)

The accompanying notes are an integral part of these financial statements

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MULTIMEDIA PLATFORMS, LLC

STATEMENT OF MEMBER'S CAPITAL

For the Years Ended December 31, 2014 and 2013

Member's
Capital (Deficit)

Balance at December 31, 2012	$(73,488)

Net loss for the year 2013	(67,068)
Balance at December 31, 2013	(140,556)

Net loss for the year 2014	(229,560)
Balance at December 31, 2014	$(370,116)

The accompanying notes are an integral part of these financial statements

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MULTIMEDIA PLATFORMS, LLC

STATEMENTS OF CASH FLOWS

	For the Years Ended
	December 31,
	2014	2013

CASH FLOWS FROM OPERATING ACTIVITIES:
Loss from operations	$(229,560)	$(67,068)
Changes in operating assets and liabilities:
(Increase) decrease operating assets in:
Decrease (increase) in accounts receivable	(17,178)	30,050
Decrease (increase) in due from related parties	-	18,056
Increase (decrease) in accounts payable and accrued expenses	63,157	16,541
Increase (decrease) in due to related parties	195,575	(8,914)
Net cash provided by (used) in operating activities	11,994	(11,335)

CASH FLOWS FROM FINANCING ACTIVITIES:
Bank overdraft	(5,065)	5,065
Net cash provided (used) by financing activities	(5,065)	5,065

Net increase (decrease) in cash	6,929	(6,270)

Cash - beginning of year	-	6,270

Cash - end of year	$6,929	$-

Cash paid for:
Interest	$-	$-
Income Taxes	$-	$-

The accompanying notes are an integral part of these financial statements

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MULTIMEDIA PLATFORMS, LLC

NOTES TO AUDITED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013

Note 1 – Organization and Nature of Operations

Multimedia Platforms, LLC (“MMP LLC”) is a Florida Corporation, established on September 11, 2009. MMP LLC develops and publishes newspaper/magazine and online news and entertainment formats in both print and digital mediums. MMP LLC is an industry-leading Multimedia Technology and Publishing company that integrates print media with social media, and related online platforms, to deliver information and advertising to niche markets. MMP LLC’s goal is to utilize their proven business model to deliver niche publications and online platforms that target one of the most sought after demographics in the world, the $850 billion dollar Lesbian, Gay, Bisexual and Transgender global market. MMP LLC has recently expanded it’s concept to include video and mobile applications reaching deep into the international LGBT community. MMP LLC interweaves print, web and mobile delivery of the highest quality news and entertainment information via a variety of platforms that cross all cultural, generational and preferred modality barriers to reach audiences in an unprecedented manner.

Note 2 – Going Concern

As reflected in the accompanying financial statements, MMP LLC has a net loss of $229,560 and net cash provided by operations of $11,994 for the year ended December 31, 2014, and member’s capital of $370,116 at December 31, 2014. These factors raise substantial doubt about MMP LLC’s ability to continue as a going concern.

Management believes that sufficient funding will be available through increased revenues which can be achieved through a change in the pricing structure of its current publication and through acquisition of additional publications with positive cash flow. However, there can be no assurance that MMP LLC will be able to increase revenues to continue its growth.

MMP LLC is currently generating revenues from operations though it is not sufficient to meet its operating expenses. Since inception, MMP LLC has funded its short falls in operations through related party advances/loans in order to meet its strategic objectives. MMP LLC's future operations are dependent upon its ability to increase revenues along with additional external funding as needed.

There can be no assurance that MMP LLC will be successful in its efforts and this raises substantial doubt about the Company’s future. Should MMP LLC be unable to obtain adequate financing or generate sufficient revenue in the future, MMP LLC’s business, results of operations, liquidity and financial condition would be materially and adversely harmed, and may not be able to continue as a going concern.

Note 3 – Summary of Significant Accounting Policies

The financial statements of MMP LLC have been prepared in accordance with the generally accepted accounting principles in the United States of America. Because a precise determination of many assets and liabilities is dependent upon future events, the preparation of financial statements for a period necessarily involves the use of estimates that have been made using careful judgment. The financial statements have, in management’s opinion been properly prepared within reasonable limits of materiality and within the framework of the significant accounting policies summarized below:

Basis of presentation

MMP LLC’s financial statements are prepared using the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America and have been consistently applied in the preparation of the financial statements.

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Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.

Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statements, which management considered in formulating its estimate could change in the near term due to one or more future non-conforming events. Accordingly, the actual results could differ significantly from estimates.

Risks and Uncertainties

MMP LLC’s operations are subject to significant risks and uncertainties including financial, operational and regulatory risks, including the potential risk of business failure.

Cash and Cash Equivalents

MMP LLC maintains cash balances at two financial institutions. The Company considers all highly liquid instruments purchased with an original maturity of three months or less and money market accounts to be cash equivalents. The Company had no cash equivalents at December 31, 2014 or 2013.

Advertising and Marketing

MMP LLC's policy is to expense advertising and marketing costs as incurred. For the years ended December 31, 2014 and 2013, MMP LLC incurred $25,870 and $10,607 in advertising expenses, respectively.

Cost of Goods Sold

Cost of goods sold includes the cost of the creating services for editorial, creative services, advertising and delivery and in kind discounts and services. Cost for trade is recognized as incurred.

Accounts Receivable and Credit

MMP LLC currently does issue credit on services for one of its national advertisers and its national media brokers who are on 90 day terms. Our collection policy is that payment is due at time of advertising printing. No allowance for doubtful accounts is considered necessary to be established for amounts that may not be recoverable as the collection history of MMP LLC is good and write offs have been minimal.

Income Taxes

Management has elected, with the consent of its members to be taxed under provisions of Subchapter S of the Internal Revenue Code. Under those provisions, MMP LLC will generally not pay Federal corporate income taxes on its taxable income. Instead, each member is liable for individual federal and state income taxes on MMP LLC’s taxable income. Therefore, no provision or liability for income taxes has been included in these financial statements.

Revenue Recognition

MMP LLC follows the guidance of the Securities and Exchange Commission’s Staff Accounting Bulletin No. 104 for revenue recognition.

Revenue is recognized from one primary source: Advertising. The Company records revenue when all of the following have occurred; (1) upon signing the advertising contract, (2) publication of the advertisement in print or uploaded to be digitally placed on line (3) collectability is reasonably assured.

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Reported revenues are net of in kind exchanges, barters and discounts. Trade (barter) exchanges for needed services and promotional costs are recorded at the fair market value of the goods and services exchanged. Barter related amounts were immaterial during the years ended December 31, 2014 and 2013, respectively. As a result, no adjustments to the financial statements were deemed necessary. In addition, for financial statement presentation, revenues have been offset by material costs received in such exchanges.

Revenue is recognized at the point of sale, with no further obligations.

Property and Equipment

Due to the immateriality of the value of MMP LLC’s property and equipment purchases, the Company has a policy of writing off fixed assets during the period of purchase.

Concentration Risks

MMP LLC has relied on annual revenue/billings from two national advertisers which combined account for 19.2% (12.9% and 6.3%) for the year ended December 31, 2014 and 19.9% (16.0% and 3.9%) for the year ended December 31, 2013. Losing at least one of these advertisers would have a negative impact on the company’s ability to generate positive cash flow from operations.

As MMP LLC currently only has two print publications, we rely on two separate printers with each one handling one of the publications each week. Both of these vendors are regional companies with one being the publisher for a major newspaper in South Florida.

Fair Market Value of Financial Instruments

MMP LLC measures assets and liabilities at fair value based on an expected exit price which represents the amount that would be received on the sale of an asset or paid to transfer a liability, as the case may be, in an orderly transaction between market participants. As such, fair value may be based on assumptions that market participants would use in pricing an asset or liability. The authoritative guidance on fair value measurements establishes a consistent framework for measuring fair value on either a recurring or nonrecurring basis whereby inputs, used in valuation techniques, are assigned a hierarchical level.

The following are the hierarchical levels of inputs to measure fair value:

•	Level 1: Observable inputs that reflect quoted prices (unadjusted) for identical assets or liabilities in active markets.

•

Level 2: Inputs reflect quoted prices for identical assets or liabilities in markets that are not active; quoted prices for similar assets or liabilities in active markets; inputs other than quoted prices that are observable for the assets or liabilities; or inputs that are derived principally from or corroborated by observable market data by correlation or other means.

•

Level 3: Unobservable inputs reflecting the Company’s assumptions incorporated in valuation techniques used to determine fair value. These assumptions are required to be consistent with market participant assumptions that are reasonably available.

MMP LLC’s financial instruments consisted primarily of accounts payable, accrued liabilities, amounts due to related parties, and debt. MMP LLC’s debt approximates fair value based upon current borrowing rates available to MMP LLC for debt with similar maturities. The carrying amounts of MMP LLC’s financial instruments generally approximated their fair values as of December 31, 2014 and 2013, respectively, due to the short-term nature of these instruments.

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Recent Accounting Pronouncements

In May 2014, the Financial Accounting Standards Board issued ASU 2014-09, Revenue from Contracts with Customers (Topic 606), which supersedes the revenue recognition requirements in Accounting Standards Codification (“ASC”) 605, Revenue Recognition. The new revenue recognition standard requires entities to recognize revenue in a way that depicts the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled to in exchange for those goods or services. ASU 2014-09 is effective for interim and annual reporting periods beginning after December 15, 2016 and is to be applied retrospectively. The Company is in the process of evaluating the effect that ASU 2014-09 will have on its results of operations and financial position.

We review new accounting standards as issued. Although some of these accounting standards issued or effective after the end of our previous fiscal year may be applicable to us, we have not identified any standards that we believe merit further discussion. We believe that none of the new standards will have a significant impact on our financial statements.

Note 4 – Loan Payable – Related Party

During the period August, 2012 to June 2013 advances were made to MMP LLC from a related party which were used to cover the short fall of ongoing production and overhead expenses not covered by advertising revenue. The balance of the related party advances was $116,175 as of December 31, 2014 and 2013 and is non-interest bearing.

Note 5 – Related Party Transactions

As of December 31, 2014, “Due to related parties” on the balance sheet consists of non-interest bearing advances totaling $195,575 which funds were used to cover operations and overhead costs not covered by advertising revenues.

Note 6 – Subsequent Events

On January 9, 2015, Multimedia Platforms, Inc. (formerly Sports Media Entertainment Corp.) (the “Company”, “Registrant” and “Legal Acquirer”) entered into a Share Exchange Agreement (the “Merger”), between and among the Company and Multimedia Platforms, LLC. For more information see Exhibit 99.2 to this Form 8-K.

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